SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  /X/
Filed by a party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                        PREMIER FINANCIAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------
     (4)  Date filed:

          ---------------------------------------------------------------

                         PREMIER FINANCIAL BANCORP, INC.
                                 2883 5th Avenue
                         Huntington, West Virginia 25702
                                ----------------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                  JUNE 18, 2003
                                ----------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Premier Financial Bancorp, Inc. will be held at the Radisson Hotel located at 1001 3rd Avenue, Huntington, West Virginia on Wednesday, June 18, 2003 at 10:30 a.m. (EDT) for the following purposes:

         (1) To elect eleven (11) directors to serve until the 2004 Annual Meeting of Shareholders and until their successors are elected and qualified;

         (2) To ratify the appointment of Crowe Chizek and Company, LLC as the Company's independent accountants for the 2003 fiscal year; and

         (3) To transact such other business as may properly come before the meeting.


         The Board of Directors has set the close of business on May 1, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the meeting.

         EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY OTHER ACCEPTED MEANS OF EXECUTION (INTERNET, TELEPHONE, ETC). SHAREHOLDERS ATTENDING THE MEETING IN PERSON MAY VOTE IN PERSON THOUGH YOU HAVE PREVIOUSLY EXECUTED A PROXY.
                                        By Order of the Board of Directors,
                                        /s/ E. V. Holder, Jr.
                                        -----------------------------------
                                        E. V. Holder, Jr.
                                        Secretary

Huntington, West Virginia
May 16, 2003

                         PREMIER FINANCIAL BANCORP, INC.
                                 2883 5th Avenue
                         Huntington, West Virginia 25702

                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                  JUNE 18, 2003
                                ----------------


                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders of Premier Financial Bancorp, Inc., a Kentucky corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of record of the Company's outstanding shares of common stock, no par value per share (the "Common Stock"), as of the close of business on May 1, 2003 for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Wednesday, June 18, 2003 at 10:30 a.m. (eastern daylight time) at the Radisson Hotel, 1001 3rd Avenue, Huntington West Virginia and at any adjournment or postponement thereof. The approximate mailing date of this Proxy Statement was May 16, 2003.

PURPOSES OF THE ANNUAL MEETING

         At the Annual Meeting, holders of shares of Common Stock will be asked to consider and vote upon the following matters:

        (1) The election of eleven directors of the Company who will serve until the 2004 Annual Meeting and until their successors are elected and qualified;

        (2) The ratification of the appointment of Crowe Chizek and Company, LLC as the Company's independent accountants for the fiscal year ending December 31, 2003; and

        (3) The transaction of such other business as may properly come before the Annual Meeting.

         The Board of Directors has unanimously recommended that shareholders vote "FOR" the election of the Board of Director's eleven nominees for election as directors of the Company, and "FOR" the ratification of the Board of Directors' appointment of Crowe Chizek and Company, LLC as the Company's independent accountants. As of the date of this Proxy Statement, the Board of Directors knows of no other business to come before the Annual Meeting.

VOTING RIGHTS AND PROXY INFORMATION

         Only holders of record of shares of Common Stock as of the close of business on May 1, 2003 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Such holders of shares of Common Stock are entitled to one vote per share on any matter, other than the election of directors, that may properly come before the Annual Meeting. In the election of directors, holders of Common Stock have cumulative voting rights whereby each holder is entitled to vote the number of shares of Common Stock held multiplied by eleven (the number of directors to be elected at the Annual Meeting), and each holder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock as of the record date is necessary to constitute a quorum at the Annual Meeting. As of Record Date there were 5,232,230 shares of Common Stock outstanding.

         Those nominees for election to the Board of Directors receiving the eleven highest number of votes in the election of directors will be elected to the Board. The appointment of Crowe Chizek and Company, LLC as the Company's independent accountants for 2003 will be ratified if the votes cast in favor of ratification exceed the votes cast against ratification.

         All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for the election of the Board of Directors' eleven nominees as directors of the Company (or, if deemed appropriate by the individuals appointed in the proxies, cumulatively voted for less than all of the Board's nominees to ensure the election of as many of the Board's nominees as possible) and for the ratification of the appointment of Crowe Chizek and Company, LLC as the Company's independent accountants.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting or
(iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Company, to the attention of E.V. Holder, Jr., Secretary.

         The Company will bear the cost of this solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock, and will reimburse them for their expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal meeting, mail, telephone, facsimile or other electronic means.

ANNUAL REPORT

         The Company's 2002 Annual Report, which includes audited consolidated financial statements, accompanies this Proxy Statement. The Company will furnish without cost to any shareholder, upon request, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests should be in writing and directed to the Company, to the attention of Brien M. Chase, Chief Financial Officer.

PRINCIPAL SHAREHOLDERS

         As of March 31, 2003, the following individuals or entities reported beneficial ownership of Common Stock in excess of 5% of the Company's outstanding Common Stock:

NAME AND ADDRESS                    NUMBER OF SHARES          PERCENTAGE OF
OF BENEFICIAL OWNER                 BENEFICIALLY OWNED(1)     OUTSTANDING SHARES

Marshall T. Reynolds                      559,990                    10.7%
P.O. Box 4040
Huntington, West Virginia 25729

Tontine Financial Partners, L.P./         482,100                     9.2%
  Tontine Overseas Associates, L.L.C.
237 Park Avenue, Suite 900
New York, New York  10017

Joan C. Edwards                           363,352                     6.9%
2100 South Ocean Lane
Ft. Lauderdale, Florida 33316

----------------

(1) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

                              ELECTION OF DIRECTORS
                                (Item 1 on Proxy)

         A board of eleven directors of the Company is to be elected at the Annual Meeting, each of whom is to serve, subject to the provisions of the Company's bylaws, until the 2004 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. The names of the nominees proposed for election as directors, all of who are presently directors of the Company, are set forth below and the following information is furnished with respect to each:

                                                                                     Common
                                                                 Director of         Stock           Percentage
                                                                   Company        Beneficially           Of
                             Principal Occupation               Continuously        Owned as         Outstanding
        Nominee                or Employment(1)         Age         Since       of 3/31/2003(2)        Shares
------------------------- --------------------------- -------- ---------------- ----------------- ----------------

Toney K. Adkins           Vice President,               53         7/12/91            6,180               *
                          Administration, Champion
                          Industries, Inc.
                          (commercial printing and
                          office supplies)

Hosmer A. Brown, III      Attorney-at-Law               82         4/18/01           59,451             1.1%

Edsel R. Burns            President, CJ Hughes          52         7/19/00              787               *
                          Construction, Inc.(3)

E.V. Holder, Jr.          Attorney-at-law               70         7/12/91           16,720               *

Charles R. Hooten, Jr.    President, Hooten             76         8/21/02           35,025               *
                          Equipment Company

Wilbur M. Jenkins         Retired business owner        75         4/11/95          127,540             2.4%
                          (cable manufacturing)

Keith F. Molihan          Executive Director,           60         9/14/99            5,826               *
                          Ironton/Lawrence County
                          Area Community Action
                          Organization

Marshall T. Reynolds      Chairman and Chief            66         1/19/96          559,990            10.7%
                          Executive Officer,
                          Champion Industries, Inc.
                          (commercial printing and
                          office supplies)(4)

Neal W. Scaggs            President, Logan Auto         67         9/8/98            14,345               *
                          Parts, Inc.

Robert W. Walker          President and Chief           56        10/17/01           37,190               *
                          Executive Officer of the
                          Company(5)

Thomas Wright             Owner and Chairman,           50         4/18/01           43,134               *
                          NexQuest, Inc. (management
                          company)

All directors and                                                                   909,256            17.4%
executive officers as
a group (15 in number
including the
above-named persons)

------------------------------------------------------------------------------------------------------------------
* The percentage of outstanding shares beneficially owned is less than 1%.

--------------------------------------------------------------------------------

(1) Except where otherwise indicated, this principal occupation or employment has continued during the past five years.

(2) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

(3) Mr. Burns has served as President of C. J. Hughes Construction Company since September, 2002. He served as Chief Financial Officer of Genesis Health Systems from June 2001 until December 31, 2001. He served as Chief Financial Officer of Central City Online from March 2000 to April 2001. From January 1999 to March 2000 he was on the audit staff of Arnett and Foster, PLLC. Prior to that, he worked in various financial positions with Banc One Corporation.

(4) Mr. Reynolds serves as the Company's Chairman of the Board. From 1985 to November 1993, Mr. Reynolds also served as Chairman of the Board of Directors of Bank One West Virginia, N.A. (and its predecessor, Key Centurion Bancshares, Inc.).

(5) Prior to becoming the President and Chief Executive Officer of the Company, Mr. Walker was President of Boone County Bank, Inc. from September 1998 to October 2001. Prior to that, Mr. Walker was a regional president at Bank One West Virginia N.A.


         The Company's Board of Directors recommends that shareholders vote "FOR" the election of each of the Company's nominees for election as a director.

         The Board of Directors does not contemplate that any of the nominees will be unable to accept election as a director for any reason. However, in the event that one or more of such nominees is unable or unwilling to serve, the persons named in the proxies or their substitutes shall have authority, according to their judgment, to vote or to refrain from voting for other individuals as directors.

         The Board of Directors considers nominations of candidates for election as directors. The Company's bylaws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors (the "Shareholder Notice Procedure"). The Shareholder Notice Procedure provides that only persons who are nominated by, or at the direction of, the Board of Directors, or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company. Under the Shareholder Notice Procedure, to be timely, notice of shareholder nominations to be made at an annual or special meeting must be received by the Company not less than 14 days nor more than 50 days prior to the scheduled date of the meeting (or, if less than 21 days notice of the date of the meeting is given, the 7th day following the day such notice was given).

         Under the Shareholder Notice Procedure, a shareholder's notice to the Company proposing to nominate a person for election as a director must contain certain information, including, without limitation, the identity and address of the nominating shareholder, the number of shares of Common Stock that are owned by such shareholder and the name and address of the proposed nominee. If the

Chairman of the Board or other officer presiding at a meeting determines that a person was not nominated in accordance with the Shareholder Notice Procedure, such person will not be eligible for election as a director.

         By requiring advance notice of nominations by shareholders, the Shareholder Notice Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform shareholders about such qualifications.


CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Meetings and Committees
         During 2002, the Board of Directors met fifteen times, the Compliance Committee met seven times, the Compensation Committee met once, the Nominating Committee met twice, and the Audit Committee met eight times. Each director attended seventy-five percent or more of all meetings of the Board of Directors and committees of the Board on which he serves.

Compensation of the Board of Directors
         Directors who are not full time employees of the Company or any subsidiary receive fees of $500 a month for their services. Board members are also reimbursed for expenses incurred in connection with their services as directors. Directors receive no compensation for attending committee meetings.

Other Directorships
         The Company's Chairman of the Board, Marshall T. Reynolds, serves as a director of the following publicly held companies or banks whose shares are registered under the Securities Exchange Act of 1934: Abigail Adams Bancorp, Inc., Washington, D.C.; Champion Industries, Inc., Huntington, West
Virginia; and First Guaranty Bank, Hammond, Louisiana. Also, director
Neal W. Skaggs serves as a director of Champion Industries, Inc. whose shares are registered under the Securities Exchange Act of 1934.

Nominating Committee
         The Nominating Committee of the Board of Directors consists of the following three non-employee directors: Marshall T. Reynolds, Chairman, Keith F. Molihan and Neal W. Scaggs. The Committee nominates individuals to serve on the Company's Board of Directors, to serve on other committees of the Board of Directors, and to serve on the boards of directors of the Company's subsidiaries.

Audit Committee
         The Audit Committee of the Board of Directors consists of the following three independent directors: E. V. Holder, Jr., Chairman, Edsel R. Burns and Keith F. Molihan.

         The Company's Board of Directors has adopted a written charter for the Audit Committee, which sets out the functions and responsibilities of the Audit Committee. This committee, with the concurrence of the Board, selects the independent accountants; determines the review and scope of audit arrangements; reviews the independent accountants' suggestions for strengthening internal accounting controls; addresses matters of concern to the committee, the independent accountants, or management relating to the Company's financial statements or other results of the annual audit; reviews the internal accounting procedures and controls with the Company's financial and accounting staff; reviews the activities and recommendations of the Company's internal auditors and compliance auditors; and reviews financial statements and other financial information published by the Company.

Audit Committee Report

         It is the responsibility of management to prepare the financial statements and the responsibility of Crowe Chizek and Company LLC, the Company's independent auditors, to audit the financial statements in accordance with generally accepted auditing standards.

         In connection with its review of Premier Financial Bancorp's financial statements for 2002, the Audit Committee:

o Has reviewed and discussed the audited financial statements with management;
o Has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380); and
o Has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence.

         The Audit Committee also discussed with management and the independent auditors the quality and adequacy of Premier Financial Bancorp's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Premier Financial Bancorp's Annual Report on Form 10-K for the year ended December 31, 2002.

                                         Members of the Audit Committee:

                                         /s/ E. V. Holder, Jr., Chairman

                                         /s/ Edsel R. Burns

                                         /s/ Keith F. Molihan



Compliance Committee
         The Compliance Committee of the Board of Directors consists of the following three non-employee directors: Toney K. Adkins, Chairman, E. V. Holder, Jr. and Wilbur Jenkins. The Committee reviews and recommends to the Board any written policies and procedures in place for the holding company and/or subsidiaries to comply with regulatory agencies and recommendations. On
February 11, 2003, the Committee was reformed to ensure the Company's compliance with the January 29, 2003 Written Agreement with the Federal Reserve Bank of Cleveland. This Compliance Committee consists of the following non-employee directors: Toney K. Adkins, Chairman, Edsel R. Burns, Keith F. Molihan,
E.V. Holder, Jr., emeritus, and Wilbur Jenkins, emeritus.

Compensation Committee
         The Compensation Committee of the Board of Directors consists of the following four non-employee directors: Marshall T. Reynolds, Chairman, Edsel R. Burns, Wilbur Jenkins and Keith F. Molihan. The Committee reviews and determines salaries and other benefits for executive and senior management of the Company and its subsidiaries, reviews and determines the employees to whom stock options are to be granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensation plans and arrangements. The Committee establishes the management compensation policy and the general compensation policies of the Company.

         The objectives of the Company's management compensation policy are to develop a policy that attracts and retains the best available executive officers; to motivate them to achieve the goals set forth in the Company's business plan; to link executive and stockholder interest through incentive-based compensation; and to enhance the Company's performance, measured by both short-term and long-term achievements.

Compensation Committee Report
         Compensation Committee believes that the compensation program for executive officers should consist of two key elements:
o        a base salary, and
o        a performance-based annual bonus.

         The Compensation Committee believes the interests of the Company and its shareholders are served by this two-part approach. Under this approach the compensation of executive officers involves a part of their pay that is "at risk"--namely, the annual bonus. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on the attainment of individually customized performance targets. The Compensation Committee has declined to authorize performance bonuses in the past two years.

         The Compensation Committee believes that the compensation of the Chief Executive Officer, Robert W. Walker, should be based largely on corporate performance relative to the Company's business plan. In setting Mr. Walker's salary and bonus, the Committee considered the role Mr. Walker has played in the overall management of the Company since becoming Chief Executive Officer in October, 2001.

         Recommendations regarding the base salary of executive officers, other than the Chief Executive Officer, are made to the Committee by the Chief Executive Officer and either approved or modified by the Committee. The recommendation as to the bonus paid to each executive officer is based on a review by the Chief Executive Officer of the performance of the executive officer in attaining his performance targets for the prior year.

                                  Members of the Compensation Committee:

                                 /s/ Marshall T. Reynolds, Chairman

                                 /s/ Wilbur M. Jenkins

                                 /s/ Keith F. Molihan

                                 /s/ Edsel R. Burns


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon a review of filings with the SEC and representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 2002 with the reporting requirements of Section 16(a) of the Securities Exchange Act, except that one report, covering one transaction, was filed one day late by Wilbur Jenkins.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The individuals named in the following table are the executive officers of the Company under applicable SEC disclosure rules. Except as otherwise indicated, each executive officer has held the position indicated for the last five years.

    Name                   Age    Position

  Marshall T. Reynolds     66     Chairman of the Board
  Robert W. Walker         56     President and Chief Executive Officer
  Brien M. Chase           38     Vice President and Chief Financial Officer
                                    (Principal Accounting Officer)
  Jeanne D. Hubbard        54     Director of Risk Management
  Dennis Klingensmith      49     Vice President, Premier;
                                    Chief Executive Officer, First Central Bank
  Bill Covington           52     President, Farmers Deposit Bank

         Mr. Walker has held this position since October, 2001. From September, 1998 until October, 2001 Mr. Walker was President, Boone County Bank, Inc. Prior to that time, Mr. Walker was a Regional Vice President at Bank One, West Virginia, N.A. Mr. Walker also serves on the Company's asset/liability management committee.

         Mr. Chase began his duties as CFO of the Company in April, 2002. From June 1994 to January 2001, Mr. Chase was corporate accounting manager for One Valley Bancorp, Inc. He also served as controller for four of the One Valley Bancorp subsidiaries. Prior to that time, Mr. Chase was the senior accountant for One Valley Bancorp for six years.

         Ms. Hubbard has held this position since November, 1999. Ms. Hubbard has over 30 years of banking experience with the last 25 years in commercial lending and risk management. Prior to joining the company, Ms. Hubbard was Executive Vice President and senior lender at First Sentry Bank. Ms. Hubbard was also interim CEO of Citizens' Deposit Bank & Trust from November 2001 through May 2002.

         Mr. Klingensmith has held this position since June, 1998 and has served as CEO of First Central Bank since November 2001. Prior to that time, Mr. Klingensmith was an area Chief Executive Officer for Bank One, West Virginia, N.
A. Mr. Klingensmith was also acting CEO of Citizens' Bank (Kentucky), Inc. from November 2002 to February 2003. Mr. Klingensmith also serves on the Company's asset/liability management committee.

         Mr. Covington has held this position since 1984. Mr. Covington also serves on the Company's asset/liability management committee.

         For additional information about Mr. Reynolds and Mr. Walker, see "ELECTION OF DIRECTORS."

                             EXECUTIVE COMPENSATION

Summary Compensation Table
         The following table summarizes compensation earned in 2002, 2001, and 2000 by the Company's Chief Executive Officer and certain of the Company's other executive officers who earned a salary and/or bonus in 2002 that exceeded $100,000. In accordance with rules of the Securities and Exchange Commission, the compensation of the Company's other executive officers is not required to be disclosed because none of these executive officers earned a salary and/or bonus in 2002 that exceeded $100,000.


 ==================================================================================================================
                                       |           Annual Compensation          |    Long Term    |
                                       |                                        |   Compensation  |
 --------------------------------------|----------------------------------------|-----------------|
                                       |                              Other     |    Securities   |
                                       |                              Annual    |    Underlying   |   All other
   Name and principal position   Year  |  Salary       Bonus       Compensation |     Options     | Compensation
                                       |   ($)          ($)            ($)      |       (#)       |    ($)(1)
 ------------------------------------------------------------------------------------------------------------------
  Robert W. Walker               2002      175,000     -----            996            -----            7,000
                               ------------------------------------------------------------------------------------
    President and CEO(2)         2001      129,883     -----            737            -----            5,085
                               ------------------------------------------------------------------------------------
                                 2000       97,500     7,500          -----            -----            3.654
 ------------------------------------------------------------------------------------------------------------------
  Dennis Klingensmith            2002      103,500     -----          1,236            -----            4,140
                               ------------------------------------------------------------------------------------
    Vice President               2001      100,000     -----          2,314            -----            4,290
                               ------------------------------------------------------------------------------------
    CEO First Central Bank(3)    2000       97,500     5,000          -----            -----            2,800
 ------------------------------------------------------------------------------------------------------------------
  Bill Covington                 2002      120,460     -----            180            -----            4,820
                               ------------------------------------------------------------------------------------
    President, Farmers           2001      121,536     -----          -----            -----            4,861
                               ------------------------------------------------------------------------------------
    Deposit Bank(4)              2000       83,500    49,355          3,600            -----            3,340
 ==================================================================================================================

------------------------

(1)      Employer contributions to the Company's 401(k)/Profit Sharing Plan.

(2) Mr. Walker was hired on June 29, 1998 as Vice President of the Company. On September 1, 1998, Mr. Walker became President of the Company's subsidiary, Boone County Bank. The salaries and bonus amounts for 2000 were paid by the Company's subsidiary, Boone County Bank, for services rendered by Mr. Walker as President and Chief Executive Officer of that bank subsidiary. In October, 2001, Mr. Walker became President and Chief Executive Officer of the Company. During 2001, the Company's subsidiary, Boone County Bank paid Mr. Walker $92,800 for services as President and Chief Executive Officer of that bank subsidiary. The Company paid Mr. Walker $37,083 for services rendered as President and Chief Executive Officer of the Company.
..
(3) Salary and bonus amounts for all years were paid by the Company's subsidiary, First Central Bank, for services rendered by Mr. Klingensmith as Chief Executive Officer of that bank subsidiary.

(4) Salary and bonus amounts for all years were paid by the Company's subsidiary, Farmers Deposit Bank, for services rendered by Mr. Covington as President and Chief Executive Officer of that bank subsidiary.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about the Company's common stock that may be issued upon the exercise of options, warrants and rights under the its two equity compensation plans, the 1996 Stock Option Plan and the 2002 Stock Option Plan, as of December 31, 2002.


=============================== =========================== ======================= ==================================
                                           (A)                        (B)                          (C)
                                                                                     Number of Securities Remaining
                                 Number of Securities to       Weighted Average       Available for Future Issuance
                                 be Issued Upon Exercise      Exercise Price of      Under Equity Compensation Plans
                                 of Outstanding Options,     Outstanding Options,    (Excluding Securities Reflected
        Plan Category              Warrants and Rights       Warrants and Rights             in Column (A))
------------------------------- --------------------------- ----------------------- ----------------------------------
 1996 Stock Option Plan                    35,000                     $14.03                        65,000
------------------------------- --------------------------- ----------------------- ----------------------------------
 2002 Stock Option Plan                         *                          *                       500,000
------------------------------- --------------------------- ----------------------- ----------------------------------
 Total                                     35,000                     $14.03                       565,000
=============================== =========================== ======================= ==================================

------------------------
* As of December 31, 2002, no options have been issued under this plan.



                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

======================== =========== ========== =============== ================
                                                     # of           Value of
                                                  Securities      Unexercised
                           Shares                 Underlying      In-the-Money
                          Acquired     Value      Unexercised      Underlying
                         on Exercise  Realized      Options        Options at
              Name           (#)        ($)      FY-End (#)(1)    FY-End($)(2)
------------------------ ----------- ---------- --------------- ----------------
J. Howell Kelly(3)          -----      -----         26,000           -----
------------------------ ----------- ---------- --------------- ----------------
Bill Covington              -----      -----          3,000           -----
------------------------ ----------- ---------- --------------- ----------------
Dennis J. Klingensmith      -----      -----          1,500           -----
------------------------ ----------- ---------- --------------- ----------------
Robert W. Walker            -----      -----          1,500           -----
======================== =========== ========== =============== ================

------------------------
(1)      All shares were exercisable at fiscal year-end.

(2) The value of any unexercised in-the-money stock option, of which there are currently none, would be equal to the difference between $7.700 (the closing price of the Common Stock on December 31, 2002) and the exercise price of the stock option.

(3) J. Howell Kelly, former CEO of the Company, has the right to exercise 21,000 options through May 2006, and 5,000 options through December 2008, per an agreement with the Company dated June 30, 2000.

                             STOCK PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total stockholder return on the Common Stock since December 31, 1997 with the cumulative total returns of both a broad equity market index and a published industry index. The broad equity market index chosen was Standard & Poors 500 and the published industry index chosen was the SNL ($500M-$1B) Bank Asset-Size Index. The graph reflects historical performance only, which is not indicative of possible future performance of the Common Stock.

                             Premier Financial Bancorp, Inc.

                               Total Return Performance

                                  [GRAPHIC OMITTED]


                                                           Period Ending
                                  ----------------------------------------------------------
Index                             12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
--------------------------------- --------  --------  --------  --------  --------  --------
Premier Financial Bancorp, Inc.    100.00     71.44     40.90     23.72     38.41     35.63
S&P 500                            100.00    128.55    155.60    141.42    124.63     96.95
SNL $500M-$1B Bank Index           100.00     98.32     91.02     87.12    113.02    144.30


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's subsidiaries have made, and expect to make in the future to the extent permitted by applicable federal and state banking laws, bank loans in the ordinary course of business to directors and officers of the Company and its subsidiaries and their affiliates and associates on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of the Company, such loans do not involve more than a normal risk of collectibility or present other unfavorable features. In addition, the Company's banking subsidiaries have engaged, and in the future may engage, in transactions with such persons and their affiliates and associates as a depositary of funds, transfer agent, registrar, fiduciary and provider of other similar services.

         During the years ended December 31, 2002, 2001, and 2000, the Company or its subsidiaries have paid approximately $418,000, $437,000, and $391,000, respectively, for commercial printing services and office supplies and furniture from Champion Industries, Inc., Huntington, West Virginia, of which the Company's Chairman of the Board, Marshall T. Reynolds, is its President and Chief Executive Officer and a principal shareholder. The Company or its subsidiaries have also paid to Champion Industries, Inc. approximately $1,452,000, $1,199,000, and $1,066,000 in 2002, 2001, and 2000, respectively, to permit employees of the Company and its subsidiaries to participate in that corporation's medical benefit plan.

         The Company leases its headquarters facility at 2883 Fifth Avenue, Huntington, West Virginia from River City Properties, LLC, an entity 28.6% owned by Chairman of the Board of Directors Marshall T. Reynolds and Director Charles
R. Hooten, Jr. The lease, for 5,900 square feet, has a 5 year term with annual rent of $8.50 per square foot the first year, and thereafter inflation adjusted. The Company believes that the terms of this lease, which were approved by the Board of Directors, are no less favorable to the Company than those available from unrelated third parties.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                                (Item 2 on Proxy)

         At its meeting held on March 19, 2003, the Audit Committee appointed Crowe Chizek and Company, LLC to serve as the Company's independent public accountants and auditors for the fiscal year ending December 31, 2003. Crowe Chizek and Company, LLC has served as the Company's independent public accountants and auditors since the 1995 fiscal year.

         Representatives of Crowe Chizek and Company, LLC, are expected to be present at the annual meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Audit Fees

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002, and the reviews of the financial statements included in the Company's Forms 10-Q for that year were $108,280.

Financial Information Systems Design and Implementation Fees

         For the year ended December 31, 2002 no fees were incurred with Crowe Chizek and Company, LLC for professional services rendered in connection with the design and/or implementation of the Company's financial information systems.

All Other Fees

         The aggregate fees billed for services rendered by Crowe Chizek and Company, LLC, other than the services covered under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees", above, for the year ended December 31, 2002, were $50,950.

         The Audit Committee of the Board of Directors has considered whether the provision of the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees", above, is compatible with maintaining the principal accountant's independence.

         The Company's Board of Directors recommends that shareholders vote "FOR" ratification of the appointment of Crowe Chizek as the Company's independent accountants for the 2003 fiscal year.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company by January 16, 2004 in order to be considered for inclusion in the Proxy Statement for the 2004 Annual Meeting of Shareholders. In addition, the proxy solicited by the Board of Directors for the next annual meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at the meeting, unless the Company is provided with notice of such proposal no later than March 31, 2004. However, even if notice is timely received, the proxies may nevertheless be entitled to exercise discretionary authority on the matter to the extent permitted by Securities and Exchange Commission regulations.


                                  OTHER MATTERS

         The only matters to be considered at the meeting or any adjournment thereof, so far as known to the Board of Directors, are those set forth in the Notice of Annual Meeting of Shareholders and routine matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the Board of Directors intends that the persons named in the accompanying proxy form, or their substitutes, will vote the shares represented by such proxy form in accordance with their best judgment on such matters.

                                       By Order of the Board of Directors,

                                       /s/ E. V. Holder, Jr.
                                       ----------------------------------
                                       E.V. Holder, JR.
                                       Secretary


Huntington, West Virginia
May 16, 2003

                                    PROXY
                       PREMIER FINANCIAL BANCORP, INC.

                PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

KNOW ALL MEN BY THESE PRESENTS, the undersigned shareholder of PREMIER FINANCIAL BANCORP, INC. ("Company"), Huntington, West Virginia, does hereby nominate, constitute and appoint

                  E.V. HOLDER, JR. and CHARLES R. HOOTEN, JR.

or any of them (with full power to act alone), my true and lawful attorney(s) and proxy(ies) with full power of substitution, for me and in my name, place and stead, to vote all of the Common Stock of the company standing in my name on its books at the close of business on May 1, 2003, at the Annual Meeting of Shareholders to be held at the Radisson Hotel, 101 3rd Avenue, Huntington,
West Virginia, on June 18, 2003, at 10:30 a.m. (eastern daylight time), and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1. ELECTION OF DIRECTORS: To elect as directors the following eleven (11) nominees:

     Toney K. Adkins           Hosmer A. Brown, III         Edsel R. Burns
     E.V. Holder, Jr.          Charles R. Hooten, Jr.       Wilbur M. Jenkins
     Keith F. Molihan          Marshall T. Reynolds         Neal Scaggs
     Thomas W. Wright          Robert W. Walker

         FOR  |_|               WITHHOLD  |_|              FOR ALL EXCEPT  |_|

     INSTRUCTION: To withhold authority to vote for any individual nominee, Mark "For All Except" and write that nominee's name in the space provided below:

     -------------------------------------------------------------------------

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of Crowe Chizek and Company, LLC as the Company's independent auditors for the fiscal year ending December 31, 2003.

         FOR  |_|               AGAINST  |_|               ABSTAIN  |_|

3. OTHER BUSINESS. To transact such other matters as may properly be brought before the Annual Meeting or any adjournment thereof. (The Board of Directors does not know of any such other matters.)


  THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN
ITEM 1 AND A VOTE "FOR" ITEM 2.

  Information regarding the matters to be acted upon at the meeting is contained in the Notice of Annual Meeting of Shareholders and the Proxy Statement accompanying this proxy.

  This proxy is solicited by the Board of Directors and will be voted as Specified and in accordance with the accompanying proxy statement. If no instruction is indicated, then the above named proxies, or any one of them, will vote the shares represented "for" all of the nominees listed in Item #1 and "for" Item #2 and in accordance with their discretion on any other business that may properly come before the meeting.

Please be sure to sign and date this Proxy in the box below.
                                                              -----------------
                                                              Date


 -----------------------------                    -----------------------------
 Stockholder sign above                           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.

                         PREMIER FINANCIAL BANCORP, INC.
                            HUNTINGTON, WEST VIRGINIA
-------------------------------------------------------------------------------
  Please sign above exactly as your name(s) appear(s) on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

  An addressed, postage prepaid envelope is enclosed for your convenience in promptly returning your proxy to the Company. The prompt return of your proxy will help the Company avoid additional costs in soliciting proxies.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
-------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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